UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): OCTOBER 11, 2024

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2333 Ponce de Leon Blvd., Suite 700		33134
Coral Gables,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year
On October 9, 2024, the Board of Directors of Ryder System, Inc. (the “Company”) adopted amendments to the Company’s By-Laws (the “By-Laws”), effective as of that date, to make certain changes primarily in connection with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), as part of its periodic review of corporate governance matters.

As amended, the By-Laws now, among other things: (a) include certain updated procedures in connection with shareholder nominations of directors, including requiring a shareholder’s nomination notice to include a representation that such shareholder intends to solicit proxies from shareholders representing at least 67% of the voting power of shares entitled to vote on the election of directors, (b) provide that if a nominating shareholder fails to comply with the Universal Proxy Rules or fails to provide reasonable evidence of compliance with the Universal Proxy Rules, such shareholder’s proposed nominations shall be deemed to be null and void, and (c) implement certain other technical amendments relating to the Universal Proxy Rules and certain other revisions made for the purposes of clarity and consistency.

This description of the amendments reflected in the By-Laws adopted by the Company’s Board of Directors on October 9, 2024 is qualified in its entirety by reference to the full text of the By-Laws, as amended through October 9, 2024, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01(d) Exhibits
The following exhibits are furnished as part of this report on Form 8-K:

Exhibit 3.1	The Ryder System, Inc. By-Laws, as amended through October 9, 2024.
Exhibit 104	Cover Page Interactive Data File - The Cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2024	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
Robert D. Fatovic Executive Vice President, Chief Legal Officer & Corporate Secretary